Condensed Financial Information of the Parent Company (Unaudited) (Details) - Schedule of Parent Company Balance Sheet (Parentheticals) - Parent Company [Member] - $ / shares	May 31, 2023	May 31, 2022
Condensed Balance Sheet Statements, Captions [Line Items]
Ordinary shares, par value (in Dollars per share)	$ 0.001	$ 0.001
Ordinary shares, shares authorized	50,000,000	50,000,000
Ordinary shares, shares issued	13,000,000	13,000,000
Ordinary shares, shares outstanding	13,000,000	13,000,000